Exhibit 10.25

MUTUAL TERMINATION OF

COLLABORATION AGREEMENT

WHEREAS, EntertainmentXpress, Inc. (“Ent-X”), a California corporation and a subsidiary of Public Media Works, Inc., a Delaware corporation (“PMW”), PMW, and 3D Mediacast, Inc., (“3DMC”), a Florida corporation, entered into a Collaboration Agreement (“Agreement”), effective as of July 5, 2010;

WHEREAS, the parties desire to mutually terminate the Agreement effective as of January 12, 2011;

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree to terminate the Agreement as of January 12, 2011 and no party shall have any obligation to any other party under the Agreement.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

3D Mediacast, Inc. 64 SE 7th Avenue Delray Beach, Florida 33483 FAX: (973) 227-2539		EntertainmentXpress, Inc. 2330 Marinship Way Ste. #301 Sausalito, California 94965 FAX: (415) 729-8021

By:	/s/ David Goodman	By:	/s/ Martin W. Greenwald
	David Goodman, President		Martin W. Greenwald

Public Media Works, Inc. 2330 Marinship Way Ste. #301 Sausalito, CA 94965 FAX: (415) 729-8021

		By:	/s/ Martin W. Greenwald
Martin W. Greenwald, CEO